Exhibit 10.7

(English Translation)

SIGHT LOAN
JORGE ORELLANA E.I.R.L.
TO
MINERA LICANCABUR S.A.

In Santiago de Chile on September 11, 2008, there appears JORGE ORELLANA E.I.R.L., RUT No. 76,458,450-3, represented by JORGE OSVALDO ORELLANA ORELLANA, IDENTITY CARD No. 6,784,858-6, for these purposes both domiciled at LATORRE No. 2077, CALAMA, and in transit in this city, hereinafter “LENDER,” and MINERA LICANCABUR S.A., RUT No. 76,009,516-8, represented by JORGE OSVALDO ORELLANA ORELLANA, IDENTITY CARD No. 6,784,858-6, domiciled at LA PASTORA No. 121, OFFICE 201, LAS CONDES, hereinafter the “BORROWER,” the deponents being of legal age, who prove their identity with the aforementioned identity cards and state:

ONE: JORGE ORELLANA E.I.R.L. delivers to MINERA LICANCABUR S.A. the amount of $200,000,000 (TWO HUNDRED MILLION PESOS), which it receives to its full satisfaction accepts for itself.

TWO: MINERA LICANCABUR S.A. undertakes and promises to refund the amount received on sight, without interest and without defined term.

THREE: The expenses and taxes levied on this loan contract will be paid by the borrower.

FOUR: For all legal purposes, the parties establish domicile in the community of Santiago in the Metropolitan Area.

The tax levied on this loan was paid by form 24.1 FOLIO 0544782

[stamp:]
ANTONIETA MENDOZA ESCALAS
NOTARY
CHILE
[signature] [fingerprint]	[signature] [fingerprint]
JORGE ORELLANA E.I.R.L.	MINERA LICANCABUR S.A.

I certify the signature of JORGE OSVALDO ORELLANA ORELLANA, IDENTITY CARD No. 6,784,858-6, in representation of JORGE ORELLANA E.I.R.L., as Lender, and in representation of MINERA LICANCABUR S.A., as Borrower

SANTIAGO, SEPTEMBER 11, 2008.

[stamp:]
ANTONIETA MENDOZA ESCALAS
NOTARY PUBLIC
16th NOTARY OF SANTIAGO